UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2019

Commission File Number	Exact name of registrant as specified in its charter; address of principal executive offices; registrant’s telephone number, including area code	State or Other Jurisdiction of Incorporation	I.R.S. Employer Identification No.
0-49807	Washington Gas Light Company 1000 Maine Ave., SW Washington, D.C. 20024 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2019, the Board of Directors (the “Board”) of Washington Gas Light Company (the “Company”) appointed Mr. Douglas I. Bonawitz Senior Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Bonawitz’s appointment follows the previously announced retirement of Mr. Vincent L. Ammann, Jr., as Executive Vice President and Chief Financial Officer of the Company, effective March 31, 2019.

Mr. Bonawitz brings more than 30 years of experience in financial leadership, strategic planning, and investor communications to his role. Mr. Bonawitz joined the Company in 2011 and has risen through the Company’s ranks, taking on progressively senior leadership roles over time. In 2017, he was appointed to the role of Vice President and Treasurer, where he has been responsible for managing the Company’s capital structure, arranging liquidity to finance strategic growth plans, and developing and maintaining relationships with commercial banking partners and the financial community. Before his appointment as Vice President and Treasurer, he served as Associate Vice President for Treasury and Investor Relations for the Company, and he served as Division Head of Investor Relations and Financial Analysis prior to that role.

Also effective April 1, 2019, the Board appointed Gunnar J. Gode Vice President and Controller of the Company. Mr. Gode’s appointment follows the previously announced retirement of William R. Ford, as Vice President and Chief Accounting Officer of the Company, effective March 31, 2019.

Mr. Gode joined the Company in 2004. In his new role as Vice President and Controller, he will be responsible for overseeing the financial accounting and reporting functions for Washington Gas, and will be the Company’s Principal Accounting Officer. Since joining the Company, Mr. Gode has held positions of increasing leadership in the Company’s financial operations, most recently serving as Assistant Vice President and Assistant Controller since October 2016. Prior to that, he served as Director, Treasury Ops and Financial Systems from November 2014 to October 2016, and as Director Accounting and Financial Reporting from October 2012 to November 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company
(Registrant)

April 1, 2019	By:	/s/ Adrian P. Chapman
Adrian P. Chapman
President and Chief Executive Officer